                                                                   Exhibit 10.30

                             REPURCHASE AGREEMENT


     THIS AGREEMENT made and entered into as of this 27th day of March, 1998, by and between Wilsons The Leather Experts Inc. ("Wilsons") and CVS New York, Inc. ("CVS"), a New York corporation formerly known as Melville Corporation.

                                  WITNESSETH

     WHEREAS, as partial consideration for the purchase by Wilsons from CVS of all of the outstanding capital stock of Wilsons Center, Inc., Wilsons issued to CVS or registered assigns (i) a secured Subordinated Note (the "CVS Note") dated May 25, 1996 in the original principal amount of $55,811,000, and (ii) a Warrant (the "CVS Warrant") dated May 25, 1996 to purchase 1,500,000 shares of Common Stock of Wilsons (1,350,000 shares after giving effect to the .90 for 1 reverse stock split (the "Reverse Stock Split") effective October 11, 1996);

     WHEREAS, the CVS Note was purchased by Wilsons pursuant to a Repurchase Agreement dated as of August 13, 1997 between Wilsons and CVS;

     WHEREAS, CVS is currently the registered holder of the CVS Warrant;

     WHEREAS, CVS desires that Wilsons repurchase the CVS Warrant on the terms set forth in this Agreement, and Wilsons desires to repurchase the CVS Warrant on such terms;

     NOW THEREFORE, in consideration of the mutual agreements set forth in this Agreement and for good and valuable other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Repurchase and Sale of the CVS Warrant.  Subject to the terms and
         --------------------------------------
conditions hereinafter set forth, and in reliance on the representations and warranties of Wilsons contained herein, CVS hereby agrees to sell to Wilsons the CVS Warrant in its entirety, for an aggregate cash purchase price equal to $9,990,000, which equals $7.40 for each of the 1,350,000 shares of Wilsons Common Stock (after giving effect to the Reverse Stock Split) subject to the CVS Warrant ($8.00 per share minus a $.60 per share exercise price). The aggregate cash purchase price set forth in the immediately preceding sentence is hereinafter sometimes referred to as the "Warrant Repurchase Price." Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties of CVS contained herein, Wilsons hereby agrees to repurchase from CVS the CVS Warrant in its entirety by payment of the Warrant Repurchase Price.

     2.   Surrender of Documents.  On the Closing Date, upon payment by Wilsons
          ----------------------
of the Warrant Repurchase Price, CVS shall surrender and deliver to Wilsons the original Warrant together with a completed Warrant Assignment in the form attached to the Warrant naming Wilsons as assignee.

     3.   Closing Date.  Subject to the terms and conditions of this Agreement,
          ------------
the closing of the repurchase and sale of the CVS Warrant (the "Closing") shall be held at the offices of Faegre & Benson in Minneapolis, Minnesota at 11:00 a.m. on the first business day following the date of this Agreement, or at such other time and/or on such other date and/or at such other place as the parties hereto may mutually agree (the date of Closing being herein referred to as the "Closing Date"). On the Closing Date, Wilsons shall wire transfer, or cause to be wire transferred, to the account of CVS New York, Inc., account no. 825-2036-971 at Bank of New York, ABA #021-000-018, in immediately available funds, the Warrant Repurchase Price, and CVS shall simultaneously surrender and deliver to Wilsons the documents referred to in paragraph 2.

     4.   Representations and Warranties of CVS.  CVS represents and warrants to
          -------------------------------------
Wilsons as follows:

     4.1  Corporate Existence and Power. CVS is a corporation duly organized,
          -----------------------------
validly existing and in good standing under the laws of the State of New York and has all corporate power necessary to complete the sale of the CVS Warrant to Wilsons pursuant to the terms of this Agreement and to perform its other obligations under this Agreement.

     4.2  Corporate Authorization.  The execution, delivery and performance by
          -----------------------
CVS of this Agreement have been duly authorized by all necessary corporate action on the part of CVS. This Agreement constitutes the valid and binding agreement of CVS enforceable against CVS in accordance with its terms, except as
(i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     4.3  Governmental Authorization.  The execution, delivery and performance
          --------------------------
by CVS of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official.

     4.4  Non-Contravention.  The execution, delivery and performance by CVS of
          -----------------
this Agreement do not and will not (i) violate the certificate of incorporation or bylaws of CVS, (ii) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree, or
(iii) require any consent or other action by, or any notice to, any person or entity under, or constitute a default or create a penalty under, conflict with or give rise to any right of termination, cancellation or acceleration of any right or obligation of CVS under, any agreement, contract, lease, license or other instrument binding upon or applicable to CVS.

     4.5  Representations Regarding CVS Warrant.  CVS is the record and
          -------------------------------------
beneficial owner and registered holder of the CVS Warrant, free and clear of any pledge, lien, security interest or other encumbrance, restriction or adverse claim (a "Lien"), and no Lien will arise as a result of the sale, surrender or cancellation of the CVS Warrant. The CVS Warrant is genuine and has not been altered since the original execution thereof, there are no limitations upon the right of CVS to sell the CVS Warrant to Wilsons and there are no rights of any other person or entity to acquire the CVS Warrant, other than the first refusal rights under a Registration Rights Agreement dated as of May 25, 1996, to which CVS and Wilsons are parties, which first refusal rights are not applicable in the circumstances of the sale contemplated by this Agreement. CVS has the right to surrender and deliver the CVS Warrant to Wilsons upon receipt of the Warrant Repurchase Price. No affiliate of CVS has any right, title or interest in the CVS Warrant.

     4.6  Litigation.  There is no action, suit, investigation or proceeding
          ----------
pending against or, to the knowledge of CVS, threatened against or affecting, CVS or any affiliate of CVS before any court or arbitrator or any governmental body, agency or official as of the date of this Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

     4.7  Disclosure of Information.  CVS has reviewed the publicly available
          -------------------------
information concerning Wilsons, including without limitation the current and recent market price of Wilsons Common Stock.

                                   ARTICLE 5

                   REPRESENTATIONS AND WARRANTIES OF WILSONS

     Wilsons represents and warrants to CVS as follows:

     5.1  Corporate Existence and Power.  Wilsons is a corporation duly
          -----------------------------
organized, validly existing and in good standing under the laws of the State of Minnesota and has all corporate power necessary to repurchase the CVS Warrant pursuant to the terms of this Agreement and perform its other obligations under this Agreement.

     5.2  Corporate Authorization.  The execution, delivery and performance by
          -----------------------
Wilsons of this Agreement have been duly authorized by all necessary corporate action on the part of Wilsons. This Agreement constitutes the valid and binding agreement of Wilsons enforceable against Wilsons in accordance with its terms, except as (i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     5.3  Governmental Authorization.  The execution, delivery and performance
          --------------------------
by Wilsons of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official, provided that this Agreement must be filed with the Securities and Exchange Commission following the repurchase of the CVS Warrant.

     5.4  Non-Contravention.  The execution, delivery and performance by Wilsons
          -----------------
of this Agreement do not and will not (i) violate the articles of incorporation or bylaws of Wilsons, (ii) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree or (iii) require any consent or other action by, or any notice to, any person or entity under, or constitute a default or create a penalty under, conflict with or give rise to any right of termination, cancellation or acceleration of any right or obligation of Wilsons under, any agreement, contract, lease, license or other instrument binding upon or applicable to Wilsons, provided that the repurchase of the CVS Warrant is not permitted without the written consent of lenders under Wilsons' senior credit facility (which consent has been obtained) and provided further that this Agreement must be filed with the Securities and Exchange Commission following the repurchase of the CVS Warrant.

     5.5  Litigation.  There is no action, suit, investigation or proceeding
          ----------
pending against, or, to the knowledge of Wilsons, threatened against or affecting, Wilsons before any court or arbitrator or any governmental body, agency or official as of the date of this Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

                                   ARTICLE 6

                          SURVIVAL OF REPRESENTATIONS

     The representations and warranties contained in Articles IV and V hereof shall survive the Closing and continue indefinitely and shall be enforceable against the party making the representations and warranties by the party for whose benefit they are made. Such representations and warranties shall each be deemed to be representations and warranties made as of the Closing Date (as well as the date of this Agreement) unless an officer of the party making them shall deliver a certificate to the contrary to the other party hereto prior to the Closing.

                                   ARTICLE 7

                             CONDITIONS TO CLOSING

          7.1   Conditions to Obligations of CVS and Wilsons.  The obligations
                --------------------------------------------
of CVS and Wilsons to consummate the Closing are subject to the satisfaction of the condition that no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

          7.2   Conditions to Obligation of Wilsons.  The obligation of Wilsons
                -----------------------------------
to consummate the Closing is subject to the satisfaction of the following further conditions:

          (i) (A) CVS shall have performed in all material respects all of its covenants, agreements and obligations hereunder required to be performed by it on or prior to the Closing Date and (B) the representations and warranties of CVS contained in this Agreement and in any certificate or other writing delivered by CVS pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such date.

          (ii) Wilsons shall have received at the Closing an opinion dated the Closing Date from Davis Polk & Wardwell, counsel to CVS, in substantially the form set forth in Exhibit A.

          (iii) Wilsons shall have received the Warrant.

          7.3.  Conditions to Obligation of CVS.  The obligation of CVS to
                -------------------------------
consummate the Closing is subject to the satisfaction of the following further conditions:

          (i) (A) Wilsons shall have performed in all material respects all of its covenants, agreements and obligations hereunder required to be performed by it at or prior to the Closing Date and (B) the representations and warranties of Wilsons contained in this Agreement and in any certificate or other writing delivered by Wilsons pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such date.

          (ii) CVS shall have received at the Closing an opinion dated the Closing Date from Faegre & Benson LLP, counsel to Wilsons, in substantially the form set forth in Exhibit B.

          (iii) CVS shall have received the Warrant Repurchase Price.

                                   ARTICLE 8

                                  TERMINATION

          8.1   Grounds for Termination.  This Agreement may be terminated at
                -----------------------
any time prior to the Closing:

          (i)   by mutual written agreement of CVS and Wilsons;

          (ii) by either of CVS or Wilsons if the Closing shall not have been consummated on or before April 15, 1998;

          (iii) by either of CVS or Wilsons if there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;

          (iv) by CVS, if any representation or warranty of Wilsons contained in this Agreement shall prove to be inaccurate in any material respect at the time when made and Wilsons shall refuse or fail after written notice to correct such representation or warranty within 5 days of such written notice; or

          (v) by Wilsons, if any representation or warranty of CVS contained in this Agreement shall prove to be inaccurate in any material respect at the time when made and CVS shall refuse or fail after written notice to correct such representation or warranty within 5 days of such written notice.

The party desiring to terminate this Agreement shall give notice of such termination to the other parties hereto.

          8.2   Effect of Termination.  If this Agreement is terminated as
                ---------------------
permitted by Section 8.1 , termination shall be without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided that if such termination shall result from the willful failure of Wilsons or CVS to fulfill a condition to the performance of the obligations of the other party, failure to perform a covenant of this Agreement or breach by such party of any representation or warranty or agreement contained herein, such party shall be fully liable for any and all damages incurred or suffered by the other party as a result of such failure or breach.

                                   ARTICLE 9

                                 MISCELLANEOUS

          9.1  Notices.  All notices, requests and other communications to any
               -------
party hereunder shall be in writing (including facsimile transmission) and shall be given at the party's address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, request or other communication:


          If to Wilsons, to:

               Wilsons The Leather Experts Inc.
               7401 Boone Avenue North
               Brooklyn Park, MN 55428
               Telecopier:  (612) 391-4152
               Attention:  Joel Waller, David Rogers

          with copies to:

               Faegre & Benson LLP
               2200 Norwest Center
               90 South Seventh Street
               Minneapolis, Minnesota 55402
               Telecopier: (612) 336-3026
               Attention: Philip S. Garon, Esq.

          If to CVS, to:

               One CVS Drive
               Woonsocket, Rhode Island 02895
               Telecopier: (401) 762-8923
               Attention: Chief Executive Officer,
                          Chief Financial Officer and
                          General Counsel

          with a copy to:

               Davis Polk & Wardwell
               450 Lexington Avenue
               New York, New York 10017
               Telecopier: (212) 450-4800
               Attention: Dennis S. Hersch, Esq.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

          9.2  Amendments and Waivers.  (a) Any provision of this Agreement may
               ----------------------
be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          9.3  Expenses.  All costs and expenses incurred in connection with
               --------
this Agreement shall be paid by the party incurring such cost or expense.

          9.4  Successors and Assigns.  The provisions of this Agreement shall
               ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

          9.5  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement between the parties hereto regarding the subject matter hereof.

          9.6  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

          9.7  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed to be an original but all of which shall constitute one instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     WILSONS THE LEATHER
                                       EXPERTS INC.



                                     By /s/ David L. Rogers
                                        -----------------------------------
                                     Title: President


                                     CVS NEW YORK, INC.



                                     By /s/ Philip Galbo
                                        -----------------------------------
                                     Title:  Vice President and Treasurer